EXHIBIT 10.1

Execution Version
SJW GROUP
AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT
March 1, 2023
J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Janney Montgomery Scott LLC
1717 Arch Street
Philadelphia, Pennsylvania 19103

RBC Capital Markets, LLC
200 Vesey Street
New York, NY 10281

Wells Fargo Securities, LLC
500 West 33rd Street
New York, New York 10001

Ladies and Gentlemen:
Reference is made to the Distribution Agreement (the “Agreement”), dated as of November 17, 2021, by and among SJW Group, a Delaware corporation, and J.P. Morgan Securities LLC, Janney Montgomery Scott LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.
In connection with the foregoing, the parties hereto wish to amend the Agreement through this Amendment No. 1 to Distribution Agreement (this “Amendment”) to make certain changes to the Agreement with effect on and after the date hereof (the “Effective Date”).
SECTION 1. Amendments to the Agreement. The parties hereto agree, from and after the Effective Date, that:
(a) The first paragraph of the Agreement is hereby amended and restated in its entirety to read as follows:
SJW Group, a Delaware corporation (the “Company”), confirms its agreement with J.P. Morgan Securities LLC (“J.P. Morgan”), Janney Montgomery Scott LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, each as an agent and/or principal under any Terms Agreement (as defined in Section 1(a) below) (each an “Agent” and, collectively, the “Agents”), with respect to the issuance and sale from time to time by the Company, in the manner and subject to the terms and conditions described below in this Distribution Agreement (this “Agreement”), of Common Stock, $0.001 par value per share (the “Common Stock”), of the Company having an aggregate Gross Sales Price (as defined in Section 2(b) below) of up to $240,000,000 (the “Maximum Amount”) on the terms set forth in Section 1 of this Agreement. Such shares are hereinafter collectively referred to as the “Shares” and are described in the Prospectus referred to below.

(b) Section 3(gg) of the Agreement is hereby amended and restated in its entirety to read as follows:
Neither the Company nor any of its subsidiaries, directors or officers, nor, to the knowledge of the Company, any employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea and the non-government controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as agent, underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.
(c) Section 4(l) of the Agreement is hereby amended and restated in its entirety to read as follows:
(l) Except as otherwise agreed between the Company and the Agents, to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Agents and to dealers (including costs of mailing and shipment), (ii) the registration, issue and delivery of the Shares, (iii) the qualification of the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as the Agents may reasonably designate as aforesaid (including filing fees and the reasonable legal fees and disbursements of counsel to the Agents in connection therewith) and the printing and furnishing of copies of any blue sky surveys to the Agents, (iv) the listing of the Shares on the Exchange and any registration thereof under the Exchange Act, (v) any filing for review, and any review, of the public offering of the Shares by FINRA (including filing fees and the reasonable legal fees and disbursements of counsel to the Agents in connection therewith), (vi) the fees and disbursements of counsel to the Company and of the Company’s independent registered public accounting firm, (vii) the performance of the Company’s other obligations hereunder and under any Terms Agreement and (viii) reasonable and documented fees and out-of-pocket expenses of the Agents and their counsel in an aggregate amount not to exceed $50,000 in connection with the execution and delivery of the Amendment to this Agreement and $35,000 in connection with each subsequent Bring-Down Delivery Date (as defined in Section 6(b)

below) in which the requirement to provide a certificate under clause (i) or (iii) of Section 6(b) are not automatically waived pursuant to Section 6(b) thereof.
(d) Section 10 of the Agreement is hereby amended and restated in its entirety to read as follows:
Notices. All notices and other communications under this Agreement and any Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of communication, and shall be sufficient in all respects if delivered or sent to:
If to J.P. Morgan Securities LLC:
J.P. Morgan Securities LLC
383 Madison Avenue, 7th Floor
New York, New York 10179
Attention: Special Equities Group
If to Janney Montgomery Scott LLC:
Janney Montgomery Scott LLC
1717 Arch Street
Philadelphia, Pennsylvania 19103
If to RBC Capital Markets, LLC:
RBC Capital Markets, LLC
200 Vesey Street
New York, NY 10281
If to Wells Fargo Securities, LLC:
Wells Fargo Securities, LLC
500 West 33rd Street
New York, New York 10001
If to the Company:
SJW Group
110 W. Taylor Street
San Jose, California 95110,
Attn: Willie Brown, email: willie.brown@sjwater.com
Notwithstanding the foregoing, Transaction Proposals shall be delivered by the Company to J.P. Morgan Securities LLC by telephone or email to Sanjeet Dewal (telephone number: (212) 622-8783; email: sanjeet.s.dewal@jpmorgan.com, to Janney Montgomery Scott LLC by telephone or email to David Lau (telephone number: (617) 557-2971, email: dlau@janney.com), to RBC Capital Markets, LLC by facsimile or email to TJ Opladen (facsimile: (212) 428-6260 and email: tj.opladen@rbccm.com) and to Wells Fargo Securities, LLC by telephone or email to Equity Syndicate Department (telephone number: (833) 690-2713, email: cmclientsupport@wellsfargo.com); and Transaction Acceptances shall be delivered by the Agents to the Company by email to Andrew Walters (andrew.walters@sjwater.com).
(e) Schedule A to the Agreement is hereby amended and restated in its entirety to read as follows:

Authorized Company Representatives
Andrew F. Walters – Chief Financial Officer & Treasurer
(f) The first paragraph of Exhibit A of the Agreement is hereby amended and restated in its entirety to read as follows:
SJW Group, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Distribution Agreement dated November 17, 2021 (as amended on or prior to the date hereof, the “Distribution Agreement”) among the Company, J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Wells Fargo Securities LLC and Janney Montgomery Scott LLC, to issue and sell to [J.P. Morgan Securities LLC] [RBC Capital Markets, LLC] [Wells Fargo Securities, LLC] [Janney Montgomery Scott LLC] the securities specified in the Schedule hereto (the “Purchased Shares”) (the “Designated Agent”). Unless otherwise defined herein, terms defined in the Distribution Agreement shall have the same meanings when used herein.
(g) The first paragraph of Exhibit B of the Agreement is hereby amended and restated in its entirety to read as follows:
We, Andrew F. Walters, Chief Financial Officer and Treasurer and Willie Brown, Vice President, General Counsel and Corporate Secretary of SJW Group, a Delaware corporation (the “Company”), do hereby certify that this certificate is signed by us in our capacities as authorized officers of the Company and not individually, pursuant to the Distribution Agreement dated November 17, 2021, among the Company, J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Wells Fargo Securities LLC and Janney Montgomery Scott LLC (as amended on or prior to the date hereof, the “Agreement”), and do hereby further certify on behalf of the Company, as follows:
SECTION 2. No Other Amendments; References to Agreements. Except as set forth in this Amendment, all other terms and provisions of the Agreement shall continue in full force and effect. All references to the Agreement in the Agreement or in any other document executed or delivered in connection therewith shall, from the date hereof, be deemed a reference to the Agreement as amended by this Amendment. Notwithstanding anything to the contrary contained herein, this Amendment shall not have any effect on offerings or sales of the Securities prior to the Effective Date or on the terms of the Agreement and the rights and obligations of the parties thereunder, insofar as they relate to such offerings or sales, including, without limitation, the representations, warranties and agreements (including the indemnification and contribution provisions) contained in the Agreement.
SECTION 3. Applicable Law. This Amendment will be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 4. Effect of Headings. The Section headings herein are included for convenience of reference only and are not intended to be part of, or affect the meaning or interpretation of, this Amendment or the Agreement.
SECTION 5. Counterparts. This Amendment may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. This Amendment may be delivered by any party by facsimile or other electronic transmission. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment, or any document to be signed in connection with this Amendment, shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement by and among the parties hereto in accordance with its terms.
Very truly yours,

SJW GROUP

By:    /s/ Andrew Walters
Name: Andrew F. Walters
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1 to Distribution Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written:
J.P. MORGAN SECURITIES LLC
By: /s/ Signed
    Authorized Signatory
JANNEY MONTGOMERY SCOTT LLC
By: /s/ Signed
    Authorized Signatory
RBC CAPITAL MARKETS, LLC
By: /s/ Signed
    Authorized Signatory
WELLS FARGO SECURITIES, LLC
By: /s/ Signed
    Authorized Signatory

[Signature Page to Amendment No. 1 to Distribution Agreement]